Item 77Q(1)(a) - Copies of any material amendments to the registrant's charter or bylaws

Amended and Restated By-Laws of GuideStone Funds is herein incorporated by reference to Post Effective Amendment No. 54 to the Registration Statement on Form N-1A (Accession No.
0001193125-14-172457) ("PEA 54") as filed with the SEC on April
30, 2014.